UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 10, 2012 (January 5, 2012)

SUTOR TECHNOLOGY GROUP LIMITED

(Exact name of registrant as specified in its charter)

Nevada	001-33959	87-0578370
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 8, Huaye Road
Dongbang Industrial Park
Changshu, China 215534

(Address of Principal Executive Offices)

(86) 512-52680988
Registrant’s Telephone Number, Including Area Code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01              CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)        Dismissal of Previous Independent Registered Public Accounting Firm.

i.           Effective January 5, 2012, the Audit Committee of the Board of Directors (the “Committee”) of Sutor Technology Group Limited (the “Company”) approved the dismissal of Hansen, Barnett & Maxwell, P.C. (“HBM”) as the Company's independent registered public accounting firm.

ii.          HBM’s reports on the Company’s financial statements as of and for the fiscal years ended June 30, 2011 and 2010 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

iii.         During the Company’s two most recent fiscal years (ended June 30, 2011 and 2010) and during the subsequent interim period through January 5, 2012, there were (1) no disagreements with HBM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of HBM, would have caused HBM to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

(b)        Engagement of New Independent Registered Public Accounting Firm

i.           Concurrent with the decision to dismiss HBM as the Company’s independent auditor, the Committee approved the engagement of Grant Thornton, the China member firm of Grant Thornton International (“Grant Thornton”) as the Company’s new independent registered public accounting firm.

ii.          During the Company’s two most recent fiscal years (ended June 30, 2011 and 2010) and during the subsequent interim period through January 5, 2012, the Company did not consult Grant Thornton with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company or oral advice was provided that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided HBM with a copy of this disclosure on January 6, 2012, providing HBM with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company's expression of its views, or the respect in which HBM does not agree with the statements contained herein.  A letter from HBM dated January 10, 2012 is attached as Exhibit 16.1 to this current report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit	Description

16.1	Letter from Hansen, Barnett & Maxwell, P.C. to the U.S. Securities and Exchange Commission dated January 10, 2012.
99.1	Press release dated January 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sutor Technology Group Limited

Date: January 10, 2012

/s/ Lifang Chen
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

16.1	Letter from Hansen, Barnett & Maxwell, P.C. to the U.S. Securities and Exchange Commission dated January 10, 2012.
99.1	Press release dated January 10, 2012.